                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 8, 2007

                    COMMISSION FILE NUMBER OF ISSUING ENTITY:
                                  333-131211-18

                           RAMP SERIES 2007-RS1 TRUST

                         (EXACT NAME OF ISSUING ENTITY)

                      COMMISSION FILE NUMBER OF DEPOSITOR:
                                   333-131211

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
--------------------------------------------------------------------------------
              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                        RESIDENTIAL FUNDING COMPANY, LLC
--------------------------------------------------------------------------------
               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                       None
--------------------------------------------------------------------------------
     (STATE OR OTHER JURISDICTION                        (I.R.S. EMPLOYER
           OF INCORPORATION)                            IDENTIFICATION NO.)

        c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index located on Page 2

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On March 9, 2007, Residential Asset Mortgage Products, Inc. (the
"Registrant"), as depositor for the RAMP Series 2007-RS1 Trust (the "Trust"), will issue Mortgage Asset-Backed Pass-Through Certificates, Series 2007-RS1,
including the following classes offered pursuant to a Registration Statement on
Form S-3 (File No. 333-131211) filed by the Registrant with the Securities and
Exchange Commission: Class A-1, Class A-2, Class A-3, Class A-4, Class A-5,
Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7,
Class M-8, Class M-9, Class M-10, Class SB, Class R-I and Class R-II (the
"Certificates").

     Copies of the opinions of Mayer, Brown, Rowe & Maw LLP with respect to legality of the Certificates and with respect to certain federal tax matters, together with related consents of Mayer, Brown, Rowe & Maw LLP to the incorporation by reference of such opinions as exhibits to the Registration
Statement, are filed as Exhibits to this Report.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits: The following are filed as Exhibits to this Report:

Exhibit
Number
-------
5.1       Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality.

8.1       Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain tax matters.

23.1      Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as
          Exhibit 5.1).

23.2      Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as
          Exhibit 8.1).

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RESIDENTIAL ASSET MORTGAGE
                                        PRODUCTS, INC.

                                        AS DEPOSITOR FOR THE TRUST

                                        By: /s/Tim Jacobson
                                            ------------------------------------
                                        Name: Tim Jacobson
                                        Title: Vice President

Dated: March 8, 2007

EXHIBIT 5.1

Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality.

EXHIBIT 8.1

Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain tax matters.

EXHIBIT 23.1

Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit
5.1).

EXHIBIT 23.2

Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit
8.1).